SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                     Current Report Pursuant to Section 13
                    of the Securities Exchange Act of 1934

        Date of Report (Date Earliest Event reported) -- April 24, 2003


                              CB BANCSHARES, INC.
            (Exact name of registrant as specified in its charter)


         Hawaii                         0-12396                 99-0197163
 (State of Incorporation)      (Commission File Number)       (IRS Employer
                                                            Identification No.)



                  201 Merchant Street, Honolulu, Hawaii 96813
                   (Address of principal executive offices)

                                (808) 535-2500
                        (Registrant's Telephone Number)

==============================================================================

Item 5.  Other Events and Regulation FD Disclosure

         On April 24, 2003, CB Bancshares, Inc. (the "Company") issued a press release announcing the reelection of the Company's four director nominees at the Company's 2003 annual meeting of shareholders. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.




Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

               99.1    Press release issued April 24, 2003

                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: April 24, 2003                     CB Bancshares, Inc.

                                         By:   /s/ Dean K. Hirata
                                               ------------------
                                               Dean K. Hirata
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (principal financial officer)

                                                                EXHIBIT 99.1
       April 24, 2003


FOR IMMEDIATE RELEASE
---------------------

Contact:  Dean K. Hirata                       Wayne T. Miyao
          Senior Vice President and            Senior Vice President, City Bank
          Chief Financial Officer              Corporate Communications
          CB Bancshares, Inc.                  Ph:  (808)  535 - 2590
          Ph:  (808)  535 - 2583               E-mail: wmiyao@cb-hi.net
                                               Website: www.citybankhawaii.com


             CB BANCSHARES' DIRECTORS ELECTED BY OVERWHELMING VOTE
             -----------------------------------------------------


(HONOLULU, HAWAII), April 24, 2003 - At the annual shareholders meeting held this morning, the shareholders of CB Bancshares, Inc. (NASDAQ:CBBI) reelected the company's four director nominees by a vote of more than 92 % of the shares voted at the meeting. CB Bancshares, Inc. is the holding company of City Bank.

The four incumbent directors reelected to serve for a term of three years are:

o        Donald J. Andres, retired Director and Executive Vice President of M.
         A. Schapiro & Co., Inc.;

o Ronald K. Migita, President and Chief Executive Officer of CB Bancshares, Inc. and Vice Chairman and Chief Executive Officer of City Bank;

o Calvin K. Y. Say, President of Kotake Shokai, Inc. and Speaker of the House of Representatives, Hawaii State House of Representatives; and

o Dwight L. Yoshimura, Senior Vice President and General Manager of the GGP Limited Partnership.

Lionel Tokioka, Chairman of the Board of CB Bancshares, Inc. said, "We are extremely pleased with the overwhelming support given by our shareholders in the election of our directors. These results represent a tremendous vote of confidence from our shareholders. We are proud of the high quality of expertise and experience of our directors. I can assure you the entire Board will continue to work in the best interest of your company."

The four directors continue to serve with the other distinguished members of our board:

o        Lionel Tokioka, Chairman of the Board of CB Bancshares, Inc.;

o Tomio Fuchu, Vice Chairman of CB Bancshares, Inc. and Director of Dart Coffee, Inc.;

o        Duane K. Kurisu, Partner of Kurisu and Fergus;

o Colbert M. Matsumoto, Chairman and Chief Executive Officer of Island Insurance Co., Ltd.;

o        Mike K. Sayama, Vice President, Hawaii Medical Service Association;
         and

o        Maurice H. Yamasato, President of Yamasato Fujiwara Higa &
         Associates, Inc.

Background information on the four elected directors of CB Bancshares, Inc. is attached.

CB Bancshares, Inc. is a bank holding company, which provides a full range of banking products and services for small-and-medium-sized businesses and retail customers through its principal subsidiary, City Bank. City Bank maintains 21 branches on the islands of Oahu, Hawaii, Maui and Kauai. Visit us online at www.citybankhawaii.com

                                            ###



                               DONALD J. ANDRES
                               ----------------


         Donald J. Andres is a retired Director and Executive Vice President of M.A. Schapiro & Co., Inc. Mr. Andres served in these capacities from May of 1994 to his retirement in December of 1997. He currently maintains an office in Hilton Head Island, South Carolina where he has been involved in special tax consulting projects. Additionally, he provides his services to the University of Notre Dame volunteer tax assistance program.

         Prior to joining M.A. Schapiro & Co., Inc. Donald Andres was a partner at Ernst & Young LLP. Having joined Ernst & Young in June 1962, Mr. Andres was a partner in the New York Financial Services Office tax department and the National Director of investment Banking and Broker/Dealer Tax Services. He has extensive experience in domestic and international income tax matters in both the New York and Washington, D.C. offices of Ernst & Young. His client-serving responsibilities included banks, broker/dealers, and investment banks in the financial services industry as well as a number of manufacturing companies.

           Mr. Andres graduated from Fordham University in 1962 with a Bachelor of Science in accounting and later completed the Cornell University Executive Development Program in 1972.

         Mr. Andres has appeared as a speaker on tax matters before a number of organizations and has taught an advanced tax course at Long Island University Graduate School. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

         Donald Andres has served as a director of CB Bancshares, Inc. since
1997.




                               RONALD K. MIGITA
                               ----------------


         Ronald K. Migita is President and Chief Executive Officer of CB Bancshares, Inc. as well as Vice Chairman and Chief Executive Officer of City Bank, the principal subsidiary of CB Bancshares, Inc. Mr. Migita is a career banker with more than 35 years of experience in banking. He has an extensive background in corporate and retail banking specializing in serving the small business, middle and corporate markets.

         A native of Maui, Mr. Migita earned a degree in business administration from the University of Hawaii at Manoa. He is also a graduate of the Pacific Coast Banking School at the University of Washington as well as the Advanced Management Program at the University of Hawaii. Mr. Migita joined CB Bancshares, Inc. in 1995 as President and Chief Operating Officer and in 1997 he was named Chief Executive Officer.

         Mr. Migita is known as an industry, business, and community leader in Hawaii. He currently serves as President of the Hawaii Bankers Association as well as Chairman of the Board of the Honolulu Japanese Chamber of Commerce. He also serves on the Boards of the Hawaii Business Roundtable, the Hawaii Hurricane Relief Fund and the Hawaii Community Reinvestment Corporation. Mr. Migita is past President of the Aloha Council, Boy Scouts of America and a member of the National Executive Board, Chair of the Advisory Board of the McKinley Community Schools for Adults, and Executive Vice President of the Public Schools of Hawaii Foundation.

         Mr. Migita has served as a director of CB Bancshares, Inc. and City Bank since 1997.



                                CALVIN K.Y. SAY
                                ---------------


           Calvin K. Y. Say is President of Kotake Shokai, Inc.

         Mr. Say is also Speaker of the Hawaii State House of Representatives. Mr. Say, who has served in the State House of Representatives from 1976, has been Speaker of the House since 1998. During his 26 years in the State House, he served in numerous leadership capacities including chairmanship of the Finance Committee, Committee on Water, Land Use, Development and Hawaiian Affairs, Committee on Tourism, and Committee on Culture and the Arts.

         He was born in Honolulu and graduated from St. Louis High School in 1970. He continued his education at the University of Hawaii at Manoa and graduated with a Bachelor's degree in Education in 1974.

         Calvin Say's commitment to the community is exemplified with his support and participation in numerous and varied community organizations and causes including the Governor's Committee Commemorating the Chinese Bicentennial, Hawaii Sports Hall of Fame and Museum, Hawaii Youth Symphony, Honolulu Symphony Society, Pacific Rim Foundation, Palolo Community Council, and Palolo Lions Club.

         Calvin Say has served on the Boards of Directors of CB Bancshares, Inc. and City Bank since 1999.



                              DWIGHT L. YOSHIMURA
                              -------------------


         Dwight L. Yoshimura is the Senior Vice President and General Manager of the GGP Limited Partnership, the management arm of parent company, General Growth Properties, Inc., which owns the Ala Moana Shopping Center. Mr. Yoshimura joined General Growth in 1991 and was promoted to general manager of the shopping center in October 1992. He was named senior vice president in 1996.

         Born in Honolulu and graduated from Farrington High School, Mr. Yoshimura earned a bachelor's degree in business administration from the University of Hawaii in 1977. Mr. Yoshimura served as a state legislator in the Hawaii State House of Representatives from 1982 to 1991.

         Professionally, Mr. Yoshimura serves on the Board of Directors of Hawaiian Host. He is also active in business and industry organizations, serving on the Board of Directors for the Hawaii Visitors and Convention Bureau and the Honolulu Japanese Chamber of Commerce. He is a member of the Hawaii Chapter of the International Council of Shopping Centers.

         Additionally, Mr. Yoshimura is active in several community organizations including serving as president of Daihonzan Chozenji International Zen Dojo. He serves on the Honolulu Police Commission and is a member of the 200 Club (a police & firefighter support organization).

            Dwight Yoshimura has served as a director of CB Bancshares, Inc. and City Bank since 1999. He also served as a director of International Savings and Loan, which was merged into City Bank, from 1998 to 2000.